[SUBURBAN PROPANE LOGO OMITTED]                                   NEWS RELEASE

                                                       Contact: Robert M. Plante
                                        Vice President & Chief Financial Officer
                                           P.O. Box 206, Whippany, NJ 07981-0206
                                                             Phone: 973-503-9252

FOR IMMEDIATE RELEASE

                     SUBURBAN PROPANE PARTNERS, L.P. TO HOLD
           FISCAL 2005 FOURTH QUARTER/YEAR END RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, NOVEMBER 9, 2005 -- Suburban Propane Partners, L.P. (the
"Partnership") (NYSE: SPH), a nationwide marketer of propane gas, fuel oil and related products and services, announced today that it has scheduled its Fiscal
2005 Fourth Quarter and Full Year Conference Call for Thursday, November 17,
2005 at 9:00 AM Eastern Time.

Analysts, investors and other interested parties are invited to listen to management's discussion of Fiscal 2005 fourth quarter and year-end results and business outlook by accessing the call via the internet at
www.suburbanpropane.com, or by telephone as follows:

                             Phone #: (888) 428-4474
 Ask for: Suburban Propane Fiscal Year 2005 Fourth Quarter Results Conference
                                      Call

In addition, a replay of the conference call will be available from 4:00 PM
Thursday, November 17, 2005 until 11:59 PM Friday, November 18, 2005 and can be accessed by dialing (800) 475-6701, Access Code 802953. The replay will also be available via Suburban's web site until Wednesday, November 23, 2005.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey,
Suburban has been in the customer service business since 1928. The Partnership serves the energy needs of approximately 1,000,000 residential, commercial, industrial and agricultural customers through more than 370 customer service centers in 30 states.